Exhibit 10.27

                                EQUITY INNS, INC.

                      EXECUTIVE DEFERRED COMPENSATION PLAN

                           Effective June 1, 1996 and
                 Amended and Restated Effective December 1, 1999


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                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN


                                TABLE OF CONTENTS

Section                                                                     Page

PURPOSE.......................................................................1

DEFINITIONS...................................................................1

PARTICIPATION.................................................................7

DEFERRAL ELECTION.............................................................8

EFFECT OF NO ELECTION.........................................................9

DEFERRED CASH BENEFITS........................................................9

DEFERRED STOCK BENEFITS......................................................10

MATCHING BENEFITS............................................................11

INVESTMENT OPTIONS...........................................................12

DISTRIBUTIONS................................................................13

HARDSHIP DISTRIBUTIONS.......................................................15

COMPANY'S OBLIGATION.........................................................16

CONTROL BY PARTICIPANT.......................................................16

CLAIMS AGAINST PARTICIPANT'S BENEFITS........................................16

AMENDMENT OR TERMINATION.....................................................16

ADMINISTRATION...............................................................17

NOTICES......................................................................18

WAIVER.......................................................................18

BINDING NATURE...............................................................18

CONSTRUCTION.................................................................18

EXHIBIT I INVESTMENT OPTIONS.................................................19



                                       (i)


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                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN


1. PURPOSE. The Equity Inns, Inc. Executive Deferred Compensation Plan (the "Plan") is intended to constitute a deferred compensation plan for a select group of management and highly compensated employees of the Company and its Affiliates and directors of the Company.


2.       DEFINITIONS.    The following definitions apply to this Plan and to the
         Deferral Election Forms and Beneficiary Designation Forms.

         (a) Acquiring Person means that a Person, considered alone or together with all Control Affiliates and Associates of that Person, is or becomes directly or indirectly the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of securities representing at least twenty percent (20%) of (i) the Company's then outstanding securities entitled to vote generally in the election of the Board; or (ii) Services' then outstanding securities entitled to vote generally in the election of the Board of Directors of Services.

         (b) Affiliate means (i) any entity that is a member of a controlled group of corporations as defined in Code section 1563(a), determined without regard to Code sections 1563(a)(4) and 1563(e)(3)(c), of which the Company is a member according to Code section 414(b); or (ii) an unincorporated trade or business that is under common control with the Company as determined according to Code section 414(c).

         (c) Associate, with respect to any Person, is defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. An Associate does not include the Company or a majority-owned subsidiary of the Company.

         (d) Beneficiary or Beneficiaries means a person or persons or other entity designated on a Beneficiary Designation Form by a Participant as allowed in subsection 9(c) of this Plan to receive a Deferred Benefit or Matching Benefit payment. If there is no valid designation by the Participant, or if the designated Beneficiary or Beneficiaries fail to survive the Participant or otherwise fail to take the Deferred Benefit or Matching Benefit, the Participant's Beneficiary is the first of the following who survives the Participant: a Participant's spouse (the person legally married to the Participant when the Participant dies); the Participant's children in equal shares; and the Participant's estate.

         (e) Beneficiary Designation Form means a form acceptable to the Committee used by a Participant according to this Plan to name his Beneficiary or Beneficiaries who will receive all Deferred Benefit and Matching Benefit payments under this Plan if he dies.

         (f)      Board means the board of directors of the Company.

         (g) Cash Bonus, with respect to a Deferral Year, means any bonus or other similar payment from the Company or an Affiliate that is (i) paid to an Eligible Employee in

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                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



                  cash, and (ii) is based on the performance of the Company, an Affiliate, the Eligible Employee, or any of them, during the Deferral Year, even if paid after the close of the Deferral Year.

         (h) Change of Control means (i) a Person is or becomes an Acquiring Person; (ii) holders of the securities of the Company entitled to vote thereon approve any agreement with a Person (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such an agreement) that involves the transfer of at least fifty percent (50%) of the Company's total assets on a consolidated basis, as reported in the Company's consolidated financial statements filed with the Securities and Exchange Commission;
                  (iii) holders of the securities of the Company entitled to vote thereon approve a transaction (or, if such approval is not required by applicable law and is not solicited by the Company, the closing of such a transaction) pursuant to which the Company will undergo a merger, consolidation, or statutory share exchange with a Person, regardless of whether the Company is intended to be the surviving or resulting entity after the merger, consolidation, or statutory share exchange, other than a transaction that results in the voting securities of the Company carrying the right to vote in elections of persons to the Board outstanding immediately prior to the closing of the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 66 2/3% (sixty-six and two-thirds percent) of the Company's voting securities carrying the right to vote in elections of persons to the Company's Board, or such securities of such surviving entity, outstanding immediately after the closing of such transaction;
                  (iv) the Continuing Directors cease for any reason to constitute a majority of the Board; (v) holders of the securities of the Company entitled to vote thereon approve a plan of complete liquidation of the Company or an agreement for the sale or liquidation by the Company of substantially all of the Company's assets (or, if such approval is not required by applicable law and is not solicited by the Company, the commencement of actions constituting such a plan or the closing of such an agreement); or (vi) the Board adopts a resolution to the effect that, in its judgment, as a consequence of any one or more transactions or events or series of transactions or events, a Change of Control of Services or of the Company has effectively occurred. The Board shall be entitled to exercise its sole and absolute discretion in exercising its judgment and in the adoption of such resolution, whether or not any such transaction(s) or event(s) might be deemed, individually or collectively, to satisfy any of the criteria set forth in subparagraphs (i) through (v) above.

         (i)      Code means the Internal Revenue Code of 1986, as amended.

         (j)      Committee means the Compensation Committee of the Board.

         (k)      Common Stock means the common stock of the Company.


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                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN





         (l) Company means Equity Inns, Inc. and any successor business by merger, purchase, or otherwise that maintains the Plan.

         (m) Compensation, as to an Eligible Employee, means the Eligible Employee's aggregate combined Salary, Cash Bonus, and Stock Bonus for a Deferral Year; and, as to an Eligible Director, means the Eligible Director's Director Fees for a Deferral Year.

         (n) Continuing Director means any member of the Board, while a member of the Board and (i) who was a member of the Board on March 1, 1999 or (ii) whose nomination for or election to the Board was recommended or approved by a majority of the Continuing Directors.

         (o) Control Affiliate with respect to any Person, means an affiliate as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         (p) Control Change Date means the date on which a Change of Control occurs. If a Change of Control occurs on account of a series of transactions, the "Control Change Date" is the date of the last of such transactions.

         (q) Deferral Election Form means a document governed by the provisions of sections 4, 9 and 10 of this Plan, including (i) the portion that is the Distribution Election Form and (ii) the related Beneficiary Designation Form that applies to all of that Participant's Deferred Benefits and Matching Benefits under the Plan.

         (r) Deferral Year means a calendar year for which a Participant has an operative Deferral Election Form.

         (s) Deferred Account means a Participant's Deferred Cash Account and Deferred Stock Account, in the aggregate.

         (t) Deferred Benefit means a Deferred Cash Benefit, a Deferred Stock Benefit, or both, as applicable.

         (u) Deferred Cash Account means that bookkeeping record established for each Participant solely for purposes of measuring a Deferred Cash Benefit and not to segregate assets or to identify assets that may or must be used to satisfy a Deferred Cash Benefit. A Deferred Cash Account will be credited with the Participant's Compensation otherwise payable in cash and deferred according to a Deferral Election Form and section 6 of this Plan. A Deferred Cash Account will be credited and debited periodically to reflect earnings and losses as provided in sections 6, 8 and 9 of this Plan.

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                                                 EQUITY INNS, INC.
                                       EXECUTIVE DEFERRED COMPENSATION PLAN



         (v) Deferred Cash Benefit means the Deferred Benefit elected by a Participant under section 4 (b) that results in payments governed by sections 6, 9 and 10.

         (w) Deferred Stock Account means that bookkeeping record established for each Participant solely for the purpose of measuring a Deferred Stock Benefit and not to segregate assets as to identify assets that may or must be used to satisfy a Deferred Stock Benefit. A Deferred Stock Account will be credited with (i) the Participant's Compensation otherwise payable in Common Stock, (ii) Nonqualified Option Gain, and
                  (iii) any portion of a Stock Award, deferred or (in the case of a Stock Award) forfeited according to a Deferral Election Form and according to section 7 of this Plan. A Deferred Stock Account will be credited periodically to reflect earnings as provided in sections 7 and 9 of this Plan.

         (x) Deferred Stock Benefit means the Deferred Benefit elected by a Participant under section 4(b) that results in payments governed by sections 7, 9 and 10.

         (y) Director Fees means fees payable to an Eligible Director for service on the Board, whether payable in cash or stock and whether denominated as meeting fees, retainer fees or otherwise, but not including awards made under the Company's Non- Employee Director Compensation Plan (except for awards made in lieu of cash Director Fees).

         (z) Disability or Disabled means that a Participant is unable to perform the material duties of his position with the Company or an Affiliate on account of a mental or physical condition or impairment as determined by the Committee in its sole and absolute discretion.

         (aa) Distribution Election Form means that part of a Deferral Election Form used by a Participant according to this Plan to establish the duration of deferral and the frequency of payments of a Deferred Benefit and a Matching Benefit. If a Deferred Benefit or Matching Benefit has no Distribution Election Form that is operative according to section 4, distribution of that Deferred Benefit or Matching Benefit is governed by section 9.

         (bb) Dividend Equivalents means amounts equal to the dividends that would have been payable to the Participant during a Deferral Year on the number of shares of Common Stock credited to the Participant's Deferred Stock Account had those shares been held by the Participant.

         (cc) Election Date means the date established by this Plan as the date before which an Eligible Employee or Eligible Director must submit a valid Deferral Election Form to the Committee. For each Deferral Year, (i) the Election Date for Salary deferral is December 31 of the preceding calendar year; (ii) the Election Date for Cash Bonus or Stock Bonus deferral is fifteen days before the end of the period for which

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                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



                  performance is measured in determining the amount of a Cash Bonus or Stock Bonus, or, if earlier, fifteen days before the amount of Cash Bonus or Stock Bonus is determined; (iii) the Election Date for Director Fees deferral is December 31 of the calendar year preceding the year in which the Director Fees are earned; (iv) the Election Date for any portion of a Stock Award is December 31 of the year prior to the year in which such portion is scheduled to become vested; (v) the Election Date for Nonqualified Option Gain is the day prior to the date of exercise of the Option; and (vi) the Election Date for Dividend Equivalents is December 31 of the calendar year prior to the year in which they will otherwise be paid pursuant to section 7(b). However, for an individual who becomes an Eligible Employee or Eligible Director during a Deferral Year, the Election Date for Salary or Director Fee deferral is the thirtieth day following the date that he becomes an Eligible Employee or Eligible Director. Despite the three preceding sentences, the Committee may set an earlier date as the
                  Election Date for any Deferral Year with respect to Compensation, Stock Awards, Nonqualified Option Gain, and/or Dividend Equivalents.

         (dd) Eligible Director means a member of the Board who is not an employee of the Company or an Affiliate.

         (ee) Eligible Employee means an employee of the Company or an Affiliate who is a member of a select group of management or a highly compensated employee (as such terms are used in Section 201(2) of the Employee Retirement Income Security Act of
                  1974), and who is designated by the Committee to elect a Deferred Benefit under section 4. Once an individual is designated by the Committee to elect a Deferred Benefit under section 4, such employee shall continue to be an Eligible Employee until the date he is no longer a member of management or a highly compensated employee or the date the Committee declares he is no longer entitled to elect a Deferred Benefit.

         (ff) Exchange Act means the Securities Exchange Act of 1934, as amended as of January 1, 1990.

         (gg) Indebtedness, at any date, means (a) all indebtedness of the Company for borrowed money, (b) all obligations of the Company for the deferred purchase price of property or services (other than current trade liabilities and other accounts payable, and accrued expenses incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for purposes of GAAP, (c) any other indebtedness of the Company which is evidenced by a note, bond, debenture or similar instrument,
                  (d) all obligations of the Company under financing leases and capital leases, (e) all obligations of the Company in respect of acceptances issued or created for the Company's account,
                  (f) all guarantee obligations of the Company, (g) all reimbursement obligations of the Company for letters of credit and other contingent liabilities, (h) all liabilities secured by any lien, mortgage, pledge, security interest, encumbrance or charge of any kind (collectively, "Liens"), other than

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                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



                  Liens for taxes not yet due and payable, on any property owned by the Company even though the Company has not assumed or otherwise become liable for the payment thereof, (i) any repurchase obligation or liability of the Company with respect to accounts or notes receivable sold by the Company, and (j) the Company's pro rata share of debt in any loans where the Company is liable as general partner.

         (hh)     Investment  Options shall mean the investment options shown on
                  Exhibit I, or otherwise announced by the Committee from time to time.

         (ii) Matching Account means that bookkeeping record established for each Participant eligible for a Matching Benefit solely for the purpose of measuring the Matching Benefit and not to segregate assets or to identify assets that may or must be used to satisfy a Matching Benefit. A Matching Account will be credited with the Participant's Matching Benefit accrued according to section 8 of this Plan. A Matching Account will be credited and debited periodically to reflect earnings and losses as provided in sections 8 and 9 of the Plan.

         (jj) Matching Benefit means the amounts credited to a Participant's Matching Account in accordance with section 8 of the Plan that result in payments governed by sections 8, 9 and 10.

         (kk) Nonqualified Option Gain means gain attributable to the exercise of options not intended to qualify under section 422 of the Internal Revenue Code of 1986, as amended, and granted under the Company's 1994 Stock Incentive Plan or Non-Employee Director Compensation Plan, stated as a number of whole shares of Common Stock, where the option price is paid by the surrender of shares of Common Stock that have been held by the Participant for at least six months.

         (ll) Participant, with respect to any Deferral Year, means an Eligible Employee or Eligible Director whose Deferral Election Form is operative for that Deferral Year according to section 4 of this Plan.

         (mm) Person means any human being, firm, corporation, partnership, or other entity. "Person" also includes any human being, firm, corporation, partnership, or other entity as defined in sections 13(d)(3) and 14(d)(2) of the Exchange Act. The term "Person" does not include the Company, Services or any Related Entity, and the term Person does not include any employee-benefit plan maintained by the Company, Services, or any Related Entity, and any person or entity organized, appointed, or established by the Company, Services or any Related Entity for or pursuant to the terms of any such employee-benefit plan, unless the Board or Services' Board determines that such an employee-benefit plan or such perso or entity is a "Person".

         (nn)     Plan  means  the   Equity  Inns,   Inc.   Executive   Deferred
                  Compensation Plan.


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                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



         (oo) Related Entity means any entity that is part of a controlled group of corporations or is under common control with the Company within the meaning of Sections 1563(a), 414(b) or 414(c) of the Code.

         (pp) Salary means an Eligible Employee's base salary and does not include bonuses or other payments from the Company or an Affiliate that are not made on a regular basis.

         (qq)     Services means Equity Inns Services, Inc.

         (rr)     Stock Award means an award of Common Stock  granted  under the
                  Company's 1994 Stock Incentive Plan or the Company's Non-Employee Director Compensation Plan (other than an award made in lieu of cash director fees).

         (ss) Stock Bonus with respect to a Deferral Year, means any bonus or other similar payment from the Company or an Affiliate that is (i) paid to an Eligible Employee in Common Stock, and (ii) is based on the performance of the Company, an Affiliate, the Eligible Employee, or any of them, during the Deferral Year, even if paid after the close of the Deferral Year.

         (tt) Terminate, Terminating, or Termination, with respect to a Participant, mean cessation of an employment relationship with the Company or an Affiliate or of service on the Board whether by death, Disability, retirement or severance for any other reason. Unless the Committee determines otherwise in it sole discretion, Terminate, Terminating, or Termination do not include situations where the Participant becomes employed by the Company or one of its Affiliates.

         (uu) Total Cost shall mean, as of any date, (i) the sum of the book value under GAAP of all properties then owned by the Company plus (ii) all depreciation on such properties previously reflected on the Corporation's financial statements in accordance with GAAP.

         (vv) Year of Service means a period of twelve months' continuous employment with the Company or an Affiliate, including periods of employment prior to the effective date of the Plan. A single period of simultaneous service with the Company and one or more Affiliates shall be treated as a single period of service.

3. PARTICIPATION. An Eligible Employee or Eligible Director becomes a Participant for any Deferral Year by filing a valid Deferral Election Form according to section 4 on or before the applicable Election Date for that Deferral Year, but only if his Deferral Election Form is operative according to section 4.

4. DEFERRAL ELECTION. A deferral election is valid when a Deferral Election Form is completed, signed by the electing Eligible Employee, and received by the Committee. Deferral elections are governed by the provisions of this section.

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                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



         (a) A Participant may elect a Deferred Benefit for any Deferral Year if he is an Eligible Employee or Eligible Director at the beginning of that Deferral Year or becomes an Eligible Employee or Eligible Director during that Deferral Year.

         (b) Before each Election Date for a Deferral Year, each Eligible Employee and Eligible Director will be provided with a Deferral Election Form and a Beneficiary Designation Form. Under the Deferral Election Form or Forms for a single Deferral Year, an Eligible Employee may elect on or before the applicable Election Date to defer a portion of his Compensation for the Deferral Year as provided in the following sentence. At the time a Salary deferral is elected, a Participant may defer up to 25 percent of Salary for the Deferral Year, and at the time a Cash Bonus or Stock Bonus deferral is elected, a Participant may defer up to 25 percent of Compensation for the Deferral Year, less the amount of Salary deferred for that Deferral Year. Under the Deferral Election Form or Forms for a single Deferral Year, an Eligible Director may elect on or before the application Election Date to defer receipt of all or part of his Director Fees. In addition, under the Deferral Election Form or Forms for a single Deferral Year, an Eligible Employee or an Eligible Director my elect on or before the applicable Election Date to forfeit or defer receipt of all or part of his (i) Stock Awards that may vest during the Deferral Year (specifying the Stock Award, and one or more whole shares subject to the election); (ii) Nonqualified Option Gain (specifying the Option, and one or more whole shares of Common stock subject to the election); or (iii) Dividend Equivalents that will be payable during the Deferral Year, as provided in section 7(b), absent the deferral election.

         (c) Each Distribution Election Form is part of the Deferral Election Form on which it appears or to which it states that it is related. The Committee may allow a Participant to file one Distribution Election Form for all of his Deferred Benefits and Matching Benefits. In its sole discretion, the Committee may allow a Participant to change his Distribution Election Form or file a Distribution Election Form after the time he files his initial Deferral Election Form in accordance with section 10(b) and any other procedures established by the Committee, but subject to the approval of the Board, if required by section 16(a). The provisions of section 9 apply to any Deferred Benefit or Matching Benefit under this Plan if there is no operative Distribution Election Form for that Deferred Benefit or Matching Benefit.

         (d) If it does so before the last business day of the Deferral Year, the Committee may reject any Deferral Election Form or Distribution Election Form or either form, and the Committee is not required to state a reason for any rejection. The Committee may modify any Distribution Election Form at any time to the extent necessary to comply with any federal securities laws or regulations. The Committee's rejections must be made on a uniform basis with respect to similarly situated Participants. If the Committee rejects a Deferral Election Form, the Participant must be paid the amounts he would then have been entitled to receive if he had not submitted the rejected Deferral Election Form.

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                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN




         (e) An Eligible Employee or Eligible Director may not revoke a Deferral Election Form or a Distribution Election Form after the applicable Election Date. Any revocation before the applicable Election Date is the same as a failure to submit a Deferral Election Form or a Distribution Election Form. Any writing signed by an Eligible Employee or Eligible Director expressing an intention to revoke his Deferral Election Form and delivered to the Committee before the close of business on the applicable Election Date is a revocation.

5. EFFECT OF NO ELECTION. An Eligible Employee or Eligible Director who has not submitted a valid Deferral Election Form to the Committee on or before the applicable Election Date may not defer any amounts for the Deferral Year under this Plan. The Deferred Benefit and Matching Benefit of an Eligible Employee who submits a valid Deferral Election Form but fails to submit a valid Distribution Election Form for that Deferred Benefit or Matching Benefit before the applicable Election Date or who otherwise has no valid Distribution Election Form for that Deferred Benefit and Matching Benefit is governed by section 10.

6.       DEFERRED CASH BENEFITS.

         (a) Deferred Cash Benefits will be credited to a Deferred Cash Account for each Participant as follows: (i) Salary deferrals shall be credited to a Participant's Deferred Cash Account as of the last day of the payroll period in which the deferred Salary would have been paid; (ii) deferrals of Director Fees otherwise payable in cash shall be credited to a Participant's Deferred Cash Account as of the day that the Director Fees would have been paid; (iii) Cash Bonus deferrals shall be credited to a Participant's Deferred Account as of the date such award would have been paid; and (iv) deferrals of Dividend Equivalents shall be credited to a Participant's
                  Deferred Cash Account as of the day that the dividends on which the amount of the Dividend Equivalent is based are payable to shareholders.

         (b) Earnings and losses, in amounts determined under section 9, will be credited or debited on the last day of each month based on the Deferred Cash Account balance on the last day of the preceding month. Earnings and losses are accrued through the last day of the month preceding the month of distribution of a Deferred Cash Benefit.

         (c) A Participant's Deferred Cash Benefits for all Deferral Years shall be immediately and fully vested.

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



7.       DEFERRED STOCK BENEFITS.

         (a) Deferred Benefits attributable to deferred Stock Awards, Stock Bonus, Director Fees otherwise payable in Common Stock and Nonqualified Option Gain shall be Deferred Stock Benefits. Deferred Stock Benefits will be credited to a Deferred Stock Account as follows: (i) Stock Award deferrals will be credited on the day following the Election Date; (ii) Nonqualified Option Gain deferrals will be credited on the day following the date of exercise of the related Option; (iii) Director Fees otherwise payable as Common Stock and deferred Stock Bonus will be credited to a Participant's Deferred Stock Account as of the day that the Director Fees or Stock Bonus would have been paid.

         (b) A Deferred Stock Account shall not be credited with earnings. A cash payment (referred to herein as "Dividend Equivalents") equal to the dividends that would have been paid to Participant on the whole shares of Common Stock credited to the Deferred Stock Account as of any Common Stock dividend distribution date, had the Participant actually owned the credited shares, shall be distributed to Participant on each such distribution date. Notwithstanding the preceding sentence, if a deferral election with respect to Dividend Equivalents for a Deferral Year has been made in accordance with Section 6(a), no distribution of Dividend Equivalents shall be made for the Deferral Year, and the provisions of the Plan governing Deferred Cash Benefits shall apply.

         (c) The portion of a Participant's Deferred Stock Benefit attributable to Nonqualified Option Gain, and deferred Stock Bonus and Director Fees are immediately and fully vested. The portion of a Deferred Stock Benefit attributable to deferred Stock Awards (or a portion thereof) shall become vested as of the date the related (i) Stock Award (or portion thereof) would otherwise have become nonforfeitable and transferable, provided any conditions for vesting set forth in the Agreement relating to the stock Award are satisfied. To the extent a Participant Terminates under circumstances that do not allow for continued vesting or to the extent the Stock Award would otherwise be forfeited if then held by the Participant, the unvested portion of Participant's Deferred Stock Account shall be immediately forfeited, and Participant shall have no further rights with respect to that portion of his Deferred Stock Account regardless of whether Participant is subsequently reemployed by the Company or an Affiliate or recommences service on the Board. Notwithstanding any other provision of this section 7(c), a Participant's entire
                  Deferred Stock Benefit shall become fully vested upon a Control Change Date except to the extent forfeited under the preceding sentence prior to the Control Change Date.

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

8.       MATCHING BENEFITS.

         (a) Matching Benefits will be credited only with respect to deferrals of Salary and Cash Bonus. Matching Benefits will be credited to a Matching Account for a Participant on the same day as the Deferred Benefits to which the Matching Benefits relate. Matching Benefits with respect to Salary deferrals will be credited in an amount equal to such Salary deferrals; provided, however, that (i) Matching Benefits (without regard to earnings and losses attributable thereto) with respect to Salary deferrals shall not exceed ten percent of the Participant's Salary for the Deferral Year (the "ten percent of Salary limit"), and (ii) no further Matching Benefits with respect to Salary deferrals for the Deferral Year shall be made after the ten percent of Salary limit is reached (although earnings and losses attributable to Matching Benefits will continue to be credited and debited from the Participant's Matching Account). Notwithstanding the foregoing, if Participant's Salary for the Deferral Year is increased during the Deferral Year, Matching Contributions will recommence on the date next scheduled for crediting Salary deferrals to the Participant's Deferred Cash Account under subsection 6(a) and shall be made in the same manner as set forth in the preceding sentence. If Participant
                  Terminates or if his Salary is reduced during the Deferral Year, the Committee shall determine within 30 days of such Termination or reduction in Salary whether, as a result of such event, previously credited Matching Benefits (without regard to earnings and losses attributable thereto) with respect to Salary deferred for the Deferral Year exceed the ten percent of Salary limit. On the date of such determination, Matching Benefits for the Deferral Year, as adjusted by earnings and losses attributable thereto, will be forfeited to the extent necessary to satisfy the ten percent of Salary limit. Matching Benefits with respect to Cash Bonus deferrals will be credited in an amount equal to ten percent of such Cash Bonus deferrals; provided, however, that the total Matching Benefit for the Deferral Year (without regard to earnings and losses attributable thereto) shall not exceed ten percent of a Participant's Salary and Cash Bonus.

         (b) Earnings and losses, in amounts determined under section 9, will be credited and debited on the last day of each month based on the Matching Account balance on the last day of the preceding month. Earnings and losses are accrued through the end of the month preceding the month of distribution of a Matching Benefit.

         (c) A Participant who has completed one Year of Service shall be immediately and fully vested in twenty percent of the Participant's Matching Benefits for all Deferral Years. For each additional Year of Service completed by the Participant, the Participant shall be immediately and fully vested in an additional twenty percent of the Participant's Matching Benefits for all Deferral Years, so that a Participant who has completed five Years of Service shall be immediately and fully vested in one hundred percent of the Participant's Matching Benefits for all Deferral Years.

         (d) If a Participant Terminates employment with the Company or an Affiliate by reason of death, Disability or retirement, Participant's entire Matching Benefit shall be fully

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



                  vested upon such Termination; provided, however, that this sentence shall not apply to a Participant who is not an
                  Eligible Employee at the time of such death, Disability or retirement. If a Participant Terminates employment with the Company or an Affiliate for any reason other than death, Disability or retirement, any portion of his Matching Account that is not then vested in accordance with this subsection 8(d) shall be immediately forfeited, and Participant shall have no further rights with respect to that portion of his Matching Account, regardless of whether Participant is subsequently reemployed by the Company or an Affiliate.

         (e) Notwithstanding the foregoing, a Participant shall be immediately and fully vested in his Matching Account upon a Control Change Date provided the Participant is employed by the Company or an Affiliate on the Control Change Date.

9.       INVESTMENT OPTIONS.

         (a)      The Company has selected the  Investment  Options  shown on in
                  Exhibit I, any of which may be changed, modified or deleted, and to which additional Investment Options may be added, from time to time by the Committee.

         (b) At the time an Eligible Employee or Eligible Director first becomes a Participant for any Deferral Year, the Participant shall choose one of the Investment Options, as permitted on the Participant's Deferral Election Form. Such Investment
                  Options will be used as a measure of the investment performance of the Participant's Deferred Cash Account and Matching Account. To the extent a Participant fails to select an Investment Option for his Deferred Cash Benefit and Matching Benefit on his Deferral Election Form, he shall be deemed to have elected an Investment Option yielding interest based on average three-month Treasury Bill rates (equivalent yield, not discount yield) as published by the Federal Reserve Board, or such other default Investment Option announced by the Committee for this purpose from time to time. The applicable Treasury Bill rate for each month will be determined on the last business day of the previous month.

         (c) A Participant may change the Investment Options for his Deferred Cash Account and his Matching Account in accordance with procedures established and at the time or times permitted by the Committee, but Participant may not make a change more often than once per calendar quarter. An election to change an Investment Option shall be made on forms designated for this purpose by the Committee and shall specify whether the change is to apply to Participant's entire Deferred Cash Account and Matching Account, or only to future deferrals and Matching Benefits attributable thereto. Until a Participant delivers a new election form to the Committee, his prior Investment Option selection shall control the measure of investment performance of his Deferred Cash Account and Matching Account.

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



         (d) Earnings and losses will be credited to or debited from a Participant's Deferred Cash Account and his Matching Account as if such account balances were invested in the Investment Options selected by the Participant (or if no Investment Options were selected for a portion of the Participant's accounts, as if such account balances were invested according to the last two sentences of subsection 9(b)) in the manner set forth in the following sentence: as of the last business day of each month in which any amount remains credited to the Deferred Cash Account or Matching Account of a Participant, each portion of such accounts deemed invested in a particular Investment Option shall either be credited or debited with an amount equal to that determined by multiplying the balance of such portion of such account as of the last day of the preceding month by the return rate for that month for the applicable Investment Option. As to the applicable amount distributed, the Company shall cease crediting and debiting the Participant's Deferred Cash Account or Matching Account with earnings and losses on the last day of the month preceding the date of distribution.

10.      DISTRIBUTIONS.

         (a) According to a Participant's Distribution Election Form, but subject to Plan section 4(d), a Deferred Cash Benefit and a vested Matching Benefit must be distributed in cash. According to a Participant's Distribution Election Form but subject to the Company's 1994 Stock Incentive Plan and Non-Employee Director Stock Compensation Plan, a vested Deferred Stock Benefit must be distributed in shares of Common Stock equal to the number of whole shares of Common Stock credited to the vested portion of Participant's Deferred Stock Account on the last day of the month preceding the month of distribution. Cash will be paid in lieu of a fractional share of Common Stock credited to the Participant's Deferred Stock Account on the last day of the month preceding the month of distribution.

         (b) Except for distributions triggered by a Participant's Disability, vested Deferred Benefits and vested Matching Benefits will be paid in a lump sum unless the Participant's Distribution Election Form specifies installment payments over a period of up to 15 years. If permitted on a Distribution Election Form, a Participant may elect one form of distribution if the payment of Deferred Benefits and Matching Benefits begins on particular dates or events, and another form of distribution if the payment of Deferred Benefits and Matching Benefits begins on other dates or events. With the consent of the Committee, a Participant may amend his
                  Distribution Election Form to change the form of benefit payments previously elected, including, without limitation, a change in the period over which installments payments will be made, if (i) the amendment is approved by the Committee before the calendar year in which benefit payments are scheduled to begin (or, with respect to one or more unpaid installments, before the calendar year in which such installment or installments are scheduled to be paid) and (ii) the change in payment form conforms to the requirements of the Plan. Earnings and losses will continue to be credited to and

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



                  debited  from a  Deferred  Cash  Benefit  or  vested  Matching
                  Benefit payable in installments under section 9(d) on the unpaid balance of a Deferred Cash Account or Matching Account.

                  If a Participant Terminates as a result of his Disability, Deferred Benefits and vested Matching Benefits will be paid to such Participant in installment payments over a period of 10 years commencing on the date his Disability is certified by the Committee unless the Committee, in its sole discretion, approves a longer or shorter payment period. If, after his Termination as a result of Disability, such Participant recovers before the balance of his Deferred Account and vested Matching Account under the Plan is exhausted, his distributions will be discontinued and any remaining Deferred Benefits or Matching Benefits under the Plan will be governed by the provisions of this section and his Distribution Election Form.

                  Unless  otherwise  specified in a  Participant's  Distribution
                  Election Form, any lump sum payment will be paid or installment payments will begin to be paid on the earlier of
                  (i) the last day of the month in which the Participant's sixty-fifth birthday occurs, or (ii) the last day of the month in which the Participant's Termination occurs. For distributions that would automatically be caused under the preceding sentence by a Participant's Termination (other than by death or Disability) or for distributions that would otherwise automatically begin because a Participant reaches age sixty-five, the Participant may elect on his Distribution Election Form that payments are to begin on the earliest of one or more of the following dates or events:

                           (i) on the last day of the month in which his Termination occurs, without regard to his age;

                           (ii) on the last day of the month in which the later of his Termination occurs or he attains a specified age;

                           (iii) even if Participant does not Terminate, on the last day of the month in which Participant attains a specified age;

                           (iv) even if Participant does not Terminate, on the last day of a specified month in a specified year;

                           (v)      on a Control Change Date; or

                           (vi) on the  occurrence  of any  other  event or date
                  selected by the Committee for this purpose and listed on a Distribution Election Form.

                  For purposes of these distribution election alternatives, any age specified in accordance with section 10(b)(iii) must be not less than the Participant's age one year from the Election Date, and any date specified in accordance with section 10(b)(iv)

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



                  must be at least one year after the Election Date for to the applicable Deferral Year and type of payment being deferred. With the consent of the Committee, a Participant may amend his Distribution Election Form to change the commencement of benefit payments if (i) the amendment is approved by the Committee before the calendar year in which benefit payments are scheduled to begin (or, with respect to one or more unpaid installments, before the calendar year in which such installment or installments are scheduled to be paid) and (ii) the amended payment date conforms to the requirements of the Plan.

         (c) Deferred Benefits may not be assigned by a Participant or Beneficiary. A Participant may use only one Beneficiary Designation Form to designate one or more Beneficiaries for all of his Deferred Benefits and Matching Benefits under the Plan; such designations are revocable. Each Beneficiary will receive his portion of the Participant's Deferred Account and Matching Account on the last day of the month in which Participant's death occurs unless the Beneficiary's request for an accelerated payment is approved at the Committee's discretion under section 11 or unless the Beneficiary's request for a different distribution schedule or form of payment is received before distributions begin and is approved at the Committee's discretion. The Committee may insist that multiple Beneficiaries agree upon a single distribution method.

         (d) Notwithstanding the foregoing, the balance of a Participant's Deferred Account and Matching Account shall be paid to the Participant or a Beneficiary in a lump sum within thirty days of a Control Change Date. The preceding sentence shall apply
                  (i) only if no Distribution Election Form is in effect for that Participant, and (ii) if that Participant dies before the lump sum payment is scheduled to be paid under the preceding sentence, only if no request for a distribution schedule or form of payment that is inconsistent with such lump sum payment has been submitted by the Beneficiary of that Participant and approved by the Committee in accordance with section 10(c).

11.      HARDSHIP DISTRIBUTIONS.

         (a) At its sole discretion and at the request of a Participant before or after the Participant's Termination, or at the request of any of the Participant's Beneficiaries after the Participant's death, the Committee may accelerate and pay all or part of any amount attributable to a P articipant's vested Deferred Benefits or his vested Matching Benefits under this Plan. Accelerated distributions may be allowed only in the event of a financial emergency beyond the Participant's or Beneficiary's control and only if disallowance of a distribution would create a severe hardship for the Participant or Beneficiary. An accelerated distribution must be limited to the amount determined by the Committee to be necessary to satisfy the financial emergency, with such distribution first being made from Participant's Deferred Cash Account then from

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



                  Participant's vested Matching Account, and, if an additional distribution is necessary to satisfy the emergency after
                  Participant's Deferred Cash Account and vested Matching Account have been exhausted, then being made from Participant's vested Deferred Stock Account.

         (b) A distribution under this section must be paid in cash or shares of Common Stock and is in lieu of that portion of the Deferred Benefit or Matching Benefit that would have been paid otherwise. A Deferred Benefit or Matching Benefit is adjusted for a distribution under this section by reducing the Participant's Deferred Account balance or Matching Account balance by the amount of the distribution.

12. COMPANY'S OBLIGATION. The Plan is unfunded. A Deferred Benefit and Matching Benefit is at all times a mere contractual obligation of the Company. A Participant and his Beneficiaries have no right, title, or interest in the Deferred Benefits or Matching Benefits or any claim against them. All Deferred Benefits and Matching Benefits will be satisfied solely out of the general corporate assets of the Company, which shall remain subject to the claims of its creditors and the creditors of any Affiliate that is an employer of a Participant. The Company may establish one or more trusts under which payments may be made that will satisfy the Company's obligations under this Plan to the extent of such payments. The assets of any such trusts will remain subject to the claims of the creditors of the Company and any Affiliate that is an employer of a Participant.

13. CONTROL BY PARTICIPANT. A Participant has no control over Deferred Benefits or Matching Benefits except according to his Deferral Election Forms, his Distribution Election Forms, his Beneficiary Designation Form, and any Investment Options elected on the form specified by the Committee.

14. CLAIMS AGAINST PARTICIPANT'S BENEFITS. A Deferred Account or Matching Account relating to a Participant under this Plan is not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so is void. A Deferred Benefit or Matching Benefit is not subject to attachment or legal process for a Participant's debts or other obligations. Nothing contained in this Plan gives any Participant any interest, lien, or claim against any specific asset of the Company. A Participant or his Beneficiary has no rights other than as a general creditor of the Company.

15. AMENDMENT OR TERMINATION. Except as otherwise provided in this section, this Plan may be altered, amended, suspended, or terminated at any time by the Board. Except for a termination of the Plan caused by the determination of the Board that the laws upon which the Plan is based have changed in a manner that negates the Plan's objectives, the Board may not alter, amend, suspend, or terminate this Plan without the majority consent of all Eligible Employees if that action would result either in a distribution of all Deferred Benefits or Matching Benefits in any manner other than as provided in this Plan or that would result in immediate taxation of Deferred Benefits or Matching Benefits to Participants.

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



         Notwithstanding the preceding sentence, if any amendment to the Plan, subsequent to the date the Plan becomes effective, adversely affects the deferred taxation of Deferred Benefits or Matching Benefits elected hereunder, after the effective date of any such amendment, and the Internal Revenue Service declines to rule favorably on any such amendment or to rule favorably only if the Board makes amendments to the Plan not acceptable to the Board, the Board, in its sole discretion, may accelerate the distribution of part or all of the amounts attributable to affected Deferred Benefits and Matching Benefits due Participants and Beneficiaries hereunder.

16.      ADMINISTRATION.

         (a) The Plan shall be administered by the Committee, subject to the approval of the Board on any matters relating to Deferred Benefits of Eligible Directors that may affect the taxation of those Deferred Benefits, including, without limitation, the Committee's selection of potential distribution events under
                  section  10(b)(vi),   and  its  acceptance  of   an   Eligible
                  Director's Deferral Election Form or Distribution Election Form or its approval of changes to those Forms. Any references in this Plan to actions to be taken by the Committee must be interpreted and implemented in accordance with the preceding sentence. Subject to the provisions of the Plan, the Committee may adopt such rules and regulations as may be necessary to carry out the purposes hereof. The Committee's interpretation and construction of any provision of the Plan shall be final and conclusive.

         (b) The Company shall indemnify and save harmless each member of the Committee and the Board against any and all expenses and liabilities arising out of membership on the Committee and the Board and relating to administration of the Plan, excepting only expenses and liabilities arising out of a member's own willful misconduct. Expenses against which a member of the Committee or the Board shall be indemnified hereunder shall include without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such member may be entitled.

         (c) In addition to the powers hereinabove specified, the Committee shall have the power to select which employees of the Company and its Affiliates will be eligible to elect a Deferred Benefit under the Plan, to compute and certify the amount and kind of benefits from time to time payable to Participants and their Beneficiaries under the Plan, to authorize all disbursements for such purposes, and to determine whether a Participant is entitled to a benefit under the Plan.

         (d) To enable the Committee to perform its functions, the Company shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants,

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN



                  their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

17. NOTICES. Notices and elections under this Plan must be in writing. A notice or election is deemed delivered if it is delivered personally or if it is mailed by registered or certified mail to the person or business at its last known business address.

18.      WAIVER.   The waiver of a breach of any provision in this Plan does not operate as and may not be construed as a waiver of any later breach.

19. BINDING NATURE. The Plan shall be binding upon the Company, its Affiliates and the successors and assigns of the Company and its Affiliates, subject to the provisions set forth in section 14, and upon a Participant, his or her Beneficiary, and either of their assigns, heirs, executors or Committees.

20. CONSTRUCTION. This Plan is created, adopted, and maintained according to the laws of the State of Tennessee (except its choice-of-law rules). It is governed by those laws in all respects. Headings and captions are only for convenience; they do not have substantive meaning. If a provision of this Plan is not valid or not enforceable, that fact in no way affects the validity or enforceability of any other provision. Use of one gender includes all, and the singular and plural include each other.

                                EQUITY INNS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                                    EXHIBIT I

                               INVESTMENT OPTIONS


Institutional Growth & Income (60/40 Global)

Institutional Capital Growth (80/20 Global)

Institutional Equity Portfolio (100% Global Equity)

Growth & Income Portfolio (60/40 US)

Capital Growth Portfolio (80/20 US)

Domestic Equity Portfolio (100 % US Equity)